                                                                   EXHIBIT 10.52

                              THIRTEENTH AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
               BEVERLY HEALTH AND REHABILITATION SERVICES, INC.,
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
                         BANK OF MONTREAL, AS CO-AGENT,
                                      AND
                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                          LOS ANGELES AGENCY, AS AGENT

                         Dated as of September 29, 1995



               THIS THIRTEENTH AMENDMENT dated as of September 29, 1995 (this "Amendment"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY HEALTH AND REHABILITATION SERVICES, INC. (formerly known as Beverly California Corporation), a California corporation ("Borrower"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "Guarantors"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as defined below) pursuant to subsection 10.8 thereof, are referred to herein individually as a "Lender" and collectively as the "Lenders"), BANK OF MONTREAL as co-agent for the Lenders (in such capacity, the "Co-Agent"), and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., Los Angeles Agency ("LTCB"), as agent for the Lenders (in such capacity, the "Agent"). This Amendment amends the Credit Agreement dated March 24, 1992 by and among BEI, Borrower, Co- Agent, Agent and Lenders, as amended by that First Amendment to Credit Agreement dated April 7, 1992 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Second Amendment to Credit Agreement dated as of May 11, 1992 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Third Amendment to Credit Agreement dated as of March 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fourth Amendment to Credit Agreement dated as of November 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fifth Amendment to Credit Agreement dated as of March 21, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Sixth Amendment to Credit Agreement dated as of April 22, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Seventh Amendment to Credit Agreement dated as of May 2, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Eighth Amendment to Credit Agreement dated as of

November 1, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Ninth Amendment to Credit Agreement dated as of November 9, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Tenth Amendment to Credit Agreement dated as of December 6, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Eleventh Amendment to Credit Agreement dated as of March 27, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Twelfth Amendment to Credit Agreement dated as of October 23, 1995 by and among BEI, Borrower, Co- Agent, Agent and the Lenders (said Credit Agreement, as so amended, the "Credit Agreement"), as set forth herein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS


          WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

          WHEREAS, Lenders, Co-Agent and Agent have agreed to approve such amendments;

          WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

          NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Co- Agent, Agent and Lenders agree as follows:


                                  AGREEMENT


SECTION 1.        AMENDMENT TO SUBSECTION 1.1 OF THE CREDIT AGREEMENT

           Subsection 1.1 of the Credit Agreement is hereby amended by deleting each of the definitions of "Adjusted Eurodollar Rate" and "Eurodollar Margin" therefrom in their entirety and substituting the following therefor:

          "'Adjusted Eurodollar Rate' means for each Interest Period for any Eurodollar Rate Loan, (i) the rate per annum that appears on the display page designated as "LIBO Page" on the Reuter Monitor Money Rates Services (or such other page as may replace the "LIBO Page" on that service or any successor service) for U.S. dollar deposits of amounts comparable to the outstanding principal amount of such Eurodollar Rate Loan and with maturities comparable to the Interest Period to be applicable to such Eurodollar Rate Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the first day of such Interest Period divided by (ii) a number equal to 1.00 minus the maximum rate or rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is two Business Days prior to the beginning of such
     Interest Period   (including,   without   limitation,   basic,
     supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as 'Eurocurrency liabilities' in Regulation D of such Board) that are required to be maintained by a member bank of such System (such rate to be rounded upward, if necessary, to the next higher 1/16 of 1%)."

            "'Eurodollar Margin' means, for any day, the rate per annum set forth under the column heading 'Eurodollar Margin' below for the ACD/CC Ratio and Cash Coverage Ratio in effect on such day or, if the ACD/CC Ratio and Cash Coverage Ratio in effect on such day do not coincide within one of the groupings below, the higher rate per annum set forth opposite the ACD/CC Ratio and Cash Coverage Ratio in effect on such day under the column heading 'Eurodollar Margin' below:

                                                EURODOLLAR
          RATIO                                    MARGIN
ACD/CC Ratio less than 0.68;
              and                                  0.750%
Cash Coverage Ratio greater than or equal to
1.66

ACD/CC Ratio greater than or equal to 0.68 and
less than 0.72;
             and                                   0.875%
Cash Coverage Ratio greater than or equal to
1.56  and less than 1.66


ACD/CC Ratio greater than or equal to 0.68 and
less than 0.72;
             and
Cash Coverage Ratio greater than or equal to       1.125%
1.45 and less than 1.56

ACD/CC Ratio greater than or equal to 0.72 and
less than 0.74;
             and
Cash Coverage Ratio greater than or equal to       1.500%
1.40  and less than 1.45


ACD/CC Ratio greater than or equal to 0.74;
              or
Cash Coverage Ratio less than 1.40                 2.000%


                 provided, however, that with respect to the period during which the Eurodollar Margin is determined on the basis of a Compliance Certificate delivered in respect of a fiscal quarter ending during the period from and including September 30, 1995 through and including June 30, 1996, which period shall in any event not extend beyond July 15, 1996 (the 'Relevant Period'), for any day during the Relevant Period, 'Eurodollar Margin' means the rate per annum set forth under the column heading 'Eurodollar Margin' below for the ACD/CC Ratio and Cash Coverage Ratio in effect on such day or, if the ACD/CC Ratio and Cash Coverage Ratio in effect on such day do not coincide within one of the groupings below, the higher rate per annum set forth opposite the ACD/CC Ratio and Cash Coverage Ratio in effect on such day under the column heading 'Eurodollar Margin' below:

                                                   EURODOLLAR
                            RATIO                     MARGIN
ACD/CC Ratio Less than 0.68;
        and                                           0.750%
Cash Coverage Ratio greater than or equal to
1.66

ACD/CC Ratio greater than or equal to 0.68 and
less than 0.72;
         and                                          0.875%
Cash Coverage Ratio greater than or equal to
1.56  and less than 1.66

ACD/CC Ratio greater than or equal to 0.68 and
less than 0.72;
         and
Cash Coverage Ratio greater than or equal to          1.000%
1.50  and less than 1.56

ACD/CC Ratio greater than or equal to 0.68 and
less than 0.72;
          and
Cash Coverage Ratio greater than or equal to         1.125%
1.45  and less than 1.50

ACD/CC Ratio greater than or equal to 0.72 and
less than 0.74;
          and
Cash Coverage Ratio greater than or equal to         1.500%
1.40 and less than 1.45


ACD/CC Ratio greater than or equal to 0.74;
          or
Cash Coverage Ratio less than 1.40                   2.000%


                      Any change in the Eurodollar Margin shall become
                 effective on the day on which Borrower has delivered a Compliance Certificate pursuant to subsection 5.1D which Compliance Certificate sets forth in reasonable detail the Calculations required to establish a change in the ACD/CC Ratio or Cash Coverage Ratio that requires a Change in the Eurodollar Margin in accordance with this definition."

SECTION 2.     REPRESENTATIONS AND WARRANTIES

          In order to induce Agent, Co-Agent and Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to Agent, Co-Agent and Lenders that:

          (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

          (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

          (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

         (d) The execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment, by each Loan Party are within the corporate power and authority of each such Loan Party and, as of the Thirteenth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment, as of the Thirteenth Amendment Effective Date, is duly executed and delivered by each of such Loan Parties and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Thirteenth Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will Constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

         (e) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or
(iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party; and

         (f) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

SECTION 3.     CONDITIONS TO EFFECTIVENESS

               Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Thirteenth Amendment Effective Date"):

               A. On or before the Thirteenth Amendment Effective Date, BEI, Borrower and each Subsidiary Guarantor shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Thirteenth Amendment Effective Date:

                    (i) Signature and incumbency certificates of its officers executing this Amendment certified by its secretary or an assist ant secretary; and

                    (ii) Executed counterparts of this Amendment.

               B. On or before the Thirteenth Amendment Effective Date, all Lenders shall have delivered to Agent a counterpart of this Amendment originally executed by a duly authorized officer of such Lender or by telex or telephonic confirmation.

SECTION 4.     THE GUARANTIES

               Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

               Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited
by the execution or effectiveness of this Amendment.   Each Guarantor
represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Thirteenth Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

               Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.


SECTION 5.     COUNTERPARTS; EFFECTIVENESS

               This Amendment may be executed in any number of counterparts, and by different parties hereto in separate Counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 1 hereof) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 6.     FEES AND EXPENSES

               Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.


SECTION 7.     EFFECT OF AMENDMENT

               It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

SECTION 8.     APPLICABLE LAW

               This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                        BEI:

                                        BEVERLY ENTERPRISES, INC.



                                        By:
                                        Title   Sr. Vice President



                                        Borrower:


                                        BEVERLY  HEALTH  AND  REHABILITATION
                                        SERVICES,  INC.  (formerly known as
                                        Beverly California Corporation)



                                        By:
                                            ----------------------------------
                                        Title:


                                        Agent, Co-Agent and Lenders.

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LOS ANGELES AGENCY,
                                        as Agent and as a Lender



                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------


                                        BANK OF MONTREAL,
                                        as Co-Agent and as a Lender

                                        By:
                                        Title:
                                               -------------------------------

                                        Lenders:

                                        INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION



                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------


                                        U.S. NATIONAL BANK OF OREGON





                                        By:
                                            ----------------------------------
                                        Title:      Jonathan A. Horton
                                                    Vice President





              The Subsidiary Guarantors:


                   Beverly Enterprises - Alabama, Inc.

                   Beverly Enterprises - Arkansas, Inc.

                   Beverly Enterprises - Florida, Inc.

                   Beverly Enterprises - Georgia, Inc.

                   Beverly Enterprises - Maryland, Inc.

                   Beverly Enterprises - Massachusetts, Inc.

                   Beverly Enterprises - Minnesota, Inc.

                   Beverly Enterprises - Mississippi, Inc.

                   Beverly Enterprises - Missouri, Inc.

                   Beverly Enterprises - Nebraska, Inc.

                   Beverly Enterprises - North Carolina, Inc.

                   Beverly Enterprises - Oregon

                   Beverly Enterprises - Wisconsin, Inc.

   Commercial Management, Inc.

   Hallmark Convalescent Homes, Inc.

   Hospital Facilities Corporation

   Moderncare of Lumberton, Inc.

   Nebraska City S-C-H, Inc.

   South Dakota - Beverly Enterprises, Inc.

   Vantage Healthcare Corporation

   AGI-Camelot, Inc.

   AGI-McDonald County Health Care, Inc.

   Beverly Enterprises - Arizona, Inc.

   Beverly Enterprises - California, Inc.

   Beverly Enterprises - Colorado, Inc.

   Beverly Enterprises - Connecticut, Inc.

   Beverly Enterprises - Garden Terrace, Inc.

   Beverly Enterprises - Hawaii, Inc.

   Beverly Enterprises - Idaho, Inc.

   Beverly Enterprises - Illinois, Inc.

   Beverly Enterprises - Indiana, Inc.

   Beverly Enterprises - Kansas, Inc.

   Beverly Enterprises - Kentucky, Inc.

   Beverly Enterprises - Louisiana, Inc.

   Beverly Enterprises - Michigan, Inc.

   Beverly Enterprises - New Jersey, Inc.

   Beverly Enterprises - Ohio, Inc.

   Beverly Enterprises - Pennsylvania, Inc.

   Beverly Enterprises - South Carolina, Inc.

   Beverly Enterprises - Tennessee, Inc.

         Beverly Enterprises - Texas, Inc.

         Beverly Enterprises - Utah, Inc.

         Beverly Enterprises - Virginia, Inc.

         Beverly Enterprises - Washington, Inc.

         Beverly Enterprises - West Virginia, Inc.

         Beverly Indemnity, Ltd.

         Beverly Manor Inc. of Hawaii

         Beverly Savana Cay Manor, Inc.

         Columbia-Valley Nursing Home, Inc.

         Computran Systems, Inc.

         Continental Care Centers of Council
           Bluffs, Inc.

         Forest City Building Ltd.

         Home Medical Systems,Inc.

         Kenwood View Nursing Home, Inc.

         Liberty Nursing Homes, Incorporated

         Medical Arts Health Facility of
           Lawrenceville, Inc.

         Nursing Home Operators, Inc.

         Petersen Health Care, Inc.

         Pharmacy Corporation of America

         Salem No. 1, Inc.

         South Alabama Nursing Home, Inc.

         American Transitional Care Centers of
           Texas, Inc.

         American Transitional Care Dallas-Ft.
           Worth, Inc.

         American Transitional Health Care, Inc.

         American Transitional Hospitals, Inc.

         American Transitional Hospitals of
           Indiana, Inc.

         American Transitional Hospitals of
           Oklahoma, Inc.

         American Transitional Hospitals of
           Tennessee, Inc.

         ATH Del Oro, Inc.

         ATH Heights, Inc.

         ATH Tuscon, Inc.

         Beverly Enterprises Japan Limited

         AdviNet, Inc.

         Beverly Crest Corporation

         Beverly Enterprises-Distribution Services,
           Inc.

         Hospice Preferred Choice, Inc.

         Beverly Rehabilitation Services, Inc.

         Synergos, Inc.

         Synergos-Scottsdale, Inc .

         Synergos-Pleasanthill, Inc.

         Synergos-North Hollywood, Inc.

                                  By:

                                  Title: